                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  April 2, 1998


                            NETWORKS ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-20558                                  77-0316593
     ---------------------              ------------------------------------
     (Commission File No.)              (IRS Employer Identification Number)



                               2805 Bowers Avenue
                         Santa Clara, California  95051
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 988-3832
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On April 1, 1998, Networks Associates, Inc. ("Network Associates") completed its acquisition of Magic Solutions International, Inc., a Delaware corporation ("Magic Solutions"), a privately held provider of internal help desk and asset management solutions. In the acquisition, a wholly owned subsidiary of Network Associates merged with and into Magic Solutions; Magic Solutions became a wholly owned subsidiary of Network Associates; and the former Magic Solutions stockholders and option holders received approximately $110,000,000 in cash.

Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  2.1 Agreement and Plan of Reorganization by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.

                  2.2 Amendment Agreement by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.

                  2.3 Second Amendment Agreement by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NETWORKS ASSOCIATES, INC.


Dated:  April 2, 1998                By:  /s/ Prabhat K. Goyal
                                        ---------------------------------------
                                          Prabhat K. Goyal
                                          Chief Financial Officer

                           NETWORKS ASSOCIATES, INC.


                           CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS




Exhibit No.    Description

                       Exhibits

                       2.1 Agreement and Plan of Reorganization by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.

                       2.2 Amendment Agreement by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.

                       2.3 Second Amendment Agreement by and among Networks Associates, Inc., Magic Solutions International, Inc., Merlin Acquisition Corp. and Igal Lichtman.